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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported):  December 20, 2002



                             EXXON MOBIL CORPORATION
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             (Exact name of registrant as specified in its charter)



        New Jersey                      1-2256                  13-5409005
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(State or other jurisdiction   (Commission File Number)    (IRS Employer
      of incorporation)                                     Identification No.)



       5959 Las Colinas Boulevard
              Irving, Texas                               75039-2298
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(Address of principal executive offices)                  (Zip Code)



       Registrant's telephone number, including area code: (972) 444-1000



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          (Former name or former address, if changed since last report)

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     ITEM 5.  Other Events

     On December 20, 2002, the Alabama Supreme Court reversed the $3.5 billion jury verdict levied against Exxon Mobil Corporation in the case of Exxon Corporation v. State of Alabama, et al., relating to the Mobile Bay royalties dispute. The decision sends the case back to a lower court for a new trial.













































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                                   SIGNATURE




     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                   EXXON MOBIL CORPORATION


Date:  January 3, 2003             By:  /s/ Donald D. Humphreys
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                                        Name:   Donald D. Humphreys
                                        Title:  Vice President, Controller and
                                                Principal Accounting Officer































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